SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

         The Diversified Investors Funds Group - Diversified Investors
                              Equity Growth Fund
                (Name of Registrant as Specified In Its Charter)

                                 Toby R. Serkin
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.   Title of each class of securities to which transaction applies:
      ______________________________________________________________________
      2.   Aggregate number of securities to which transaction applies:
      ______________________________________________________________________
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      ______________________________________________________________________
      4.   Proposed maximum aggregate value of transaction:
      ______________________________________________________________________
      5.   Total fee paid:


[ ]   Fee paid previously with preliminary materials
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:
      ______________________________________________________________________

      2.   Form, Schedule or Registration Statement No.:
      ______________________________________________________________________

      3.   Filing Party:
      ______________________________________________________________________

      4.   Date Filed:
      ______________________________________________________________________

BOS-BUS:354378.1
                      SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                                  Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                Diversified  Investors  Portfolios  -  Equity
Growth Portfolio
       (Name of Registrant as Specified In Its Charter)

                                 Toby R. Serkin
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[   ] Fee  computed  on table  below  per  Exchange  Act Rules
14a-6(i)(4) and 0-11.

      1.   Title  of  each  class  of   securities   to  which
transaction applies:

      2.   Aggregate    number   of    securities   to   which
transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4.   Proposed maximum aggregate value of transaction:

      5.   Total fee paid:


[ ] Fee paid previously with preliminary materials [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:


      2.   Form, Schedule or Registration Statement No.:


      3.   Filing Party:


      4.   Date Filed:

BOS-BUS:354378.1
                      SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                                  Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Diversified Investors Variable Funds - Diversified Investors
           Variable Funds Equity Growth Subaccount
       (Name of Registrant as Specified In Its Charter)

                                 Toby R. Serkin
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[   ] Fee  computed  on table  below  per  Exchange  Act Rules
14a-6(i)(4) and 0-11.

      1.   Title  of  each  class  of   securities   to  which
transaction applies:

      2.   Aggregate    number   of    securities   to   which
transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4.   Proposed maximum aggregate value of transaction:

      5.   Total fee paid:


[ ] Fee paid previously with preliminary materials [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:


      2.   Form, Schedule or Registration Statement No.:


      3.   Filing Party:


      4.   Date Filed:

BOS-BUS:354378.1
                      SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                                  Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                Keynote Series Account- Keynote Equity Growth
                                   Subaccount
                (Name of Registrant as Specified In Its Charter)

                                 Toby R. Serkin
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[   ] Fee  computed  on table  below  per  Exchange  Act Rules
14a-6(i)(4) and 0-11.

      1.   Title  of  each  class  of   securities   to  which
transaction applies:

      2.   Aggregate    number   of    securities   to   which
transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4.   Proposed maximum aggregate value of transaction:

      5.   Total fee paid:


[ ] Fee paid previously with preliminary materials [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:


      2.   Form, Schedule or Registration Statement No.:


      3.   Filing Party:


      4.   Date Filed: